UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  November 21, 2005

NATIONAL DATACOMPUTER, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-15885	04-2942832
(State or other jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No)

900 Middlesex Turnpike, Bldg. 5, Billerica, Massachusetts	01821
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (978) 663-7677

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

Gerald Eilberg, the Registrant’s Chief Financial Officer and Chief Accounting Officer and a member of the Board of Directors, passed away on Friday, November 18, 2005. On November 21, 2005, Bruna A. Bucacci was appointed Chief Accounting Officer of the Corporation.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL DATACOMPUTER, INC. (Registrant)

Date: November 22, 2005	By:	/s/ John P. Ward
John P. Ward
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

None